SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                        February 28, 1994


                   PROLER INTERNATIONAL CORP.
     (Exact name of registrant as specified in its charter)


   Delaware                  1-5276                 74-1051251
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)         Identification Number
incorporation)


        4265 San Felipe, Suite 900, Houston, Texas  77027
            (Address of principal executive offices)

Registrant's telephone number, including area code (713) 627-3737


                 Exhibit Index Located on Page 3